SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): April 1, 2003


                          L.A.M. PHARMACEUTICAL, CORP.
             (Exact name of Registrant as specified in its charter)


     Delaware                         0-30641                 52-2278236
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                           Identification
                                                            No.)



                  800 Sheppard Avenue West, Commercial Unit 1,
                        Toronto, Ontario, Canada M3H 6B4
          (Address of principal executive offices, including Zip Code)


      Registrant's telephone number, including area code: (877) 526-7717
                                                          --------------



                                       N/A
                 ----------------------------------------- ----
          (Former name or former address if changed since last report)

Item 12.    Disclosure of Results of Operations and Financial Condition

      On April 1, 2003 the Company issued a press release regarding year end operating results. A copy of this press release is attached as an exhibit.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 3, 2003

                                 L.A.M. PHARMACEUTICAL,CORP.



                                 By: /s/ Joseph Slechta
                                    -----------------------------------
                                      Joseph Slechta, President